2015 and Beyond Analyst Day New York - November 18, 2014 NASDAQ: LGND

2 The following presentation contains forward-looking statements regarding Ligand’s prospects, plans and strategies, drug development programs and collaborations. Forward-looking statements include financial projections, expectations regarding research and development programs, and other statements including words such as “will,“ “should,” “could,” “plan,” etc. Actual events or results may differ from Ligand’s expectations. For example, drug development program benefits may not be realized and there can be no assurance that Ligand will achieve its guidance in 2014 or thereafter or that third party research summarized herein is correct or complete. The forward-looking statements made in the presentation are subject to several risk factors, including, statements regarding intent, belief, or current expectations of the Ligand, its internal and partnered programs, including Promacta™, Kyprolis®, and Duavee™, Ligand’s reliance on collaborative partners for milestone and royalty payments, royalty and other revenue projections based on third party research, regulatory hurdles facing Ligand's and partners’ product candidates, uncertainty regarding Ligand's and partners’ product development costs, the possibility that Ligand's and partners’ drug candidates might not be proved to be safe and efficacious and commercial performance of Ligand's and/or its partners’ products, risks related to Ligand’s internal controls, its compliance with regulations, accounting principles and public disclosure, and other risks and uncertainties described in its public filings with the Securities and Exchange Commission, available at www.sec.gov. Additional risks may apply to forward-looking statements made in this presentation. Our trademarks, trade names and service marks referenced herein include Ligand and Captisol. Each other trademark, trade name or service mark appearing in this presentation belongs to its owner. The process for reconciliation between non-GAAP financial numbers presented on slides 22, 23, 27 and 87 and the corresponding GAAP figures is explained on slide 86. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect our good faith beliefs (or those of the indicated third parties) and speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and Ligand undertakes no obligation to revise or update this presentation to reflect events or circumstances or update third party research numbers after the date hereof. This caution is made under the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934. Safe Harbor Statement

3 Agenda 1) Business Overview John Higgins, President & CEO 2) Portfolio Highlights • Major Partnered Programs • Commercial Programs • Glucagon Matt Foehr, Chief Operating Officer 3) Captisol • Highlights and Information about this Growing Franchise JD Pipkin, VP, New Product Development Vince Antle, VP, Technical Operations & Quality 4) Financial Overview and Outlook Nishan de Silva, Chief Financial Officer

4 Ligand: 2015 and Beyond • Ligand has transformed into a high-growth company with economic rights to some of the world’s most important medicines • “Shots-on-Goal” business model is stronger than ever and projected to continue to drive the business significantly • Cutting-edge innovations with Captisol and LTP technology that is making major drugs possible • Strong outlook for revenue and profitability growth • Company well positioned for the short, mid and long-term

Ligand Fast Facts 5 Portfolio Size Blockbusters Catalysts Outlook  Over 100 fully funded programs  Currently 2: Promacta and Kyprolis  6 major programs highlighted  Over 20 revenue-generating products by 2020 Financials Revenue Profits Cash flow  > 30% annualized three year growth projected  > 40% annualized three year growth projected  High due to low costs and low taxes Company Holdings  12% owned by Employees and Directors

6 • Ligand focused on building a large portfolio of fully-funded programs • Two primary business objectives: — Drive R&D to earliest inflection point for partnering — Acquire assets efficiently to further build portfolio • The Goal: Above average returns, below average risk — Economic rights to major pharma programs — High-margin, high-growth, recurring revenue — Low-costs, lean capital structure — Broad portfolio diversity “Shots-on-Goal” Business Model

0 2 4 6 8 2008 2014 7 Fully-Funded Programs (“Shots-on-Goal”) Ligand’s Business Continues to Thrive 100 + 0 20 40 60 80 100 2008 2014 9 Ligand’s Achievement: Portfolio Expansion Partners’ Achievement: Products Generating Revenue for LGND Excellent record as drug researcher, innovator and licensor Our partners’ are doing their job getting new products to the market 1 7

8 20 by 2020 • Over 20 commercial programs projected to be generating revenue for Ligand by the end of this decade • Programs expected to come from existing portfolio; no new deals required to drive that expansion 2008 2014 2020 Projected 1 7 > 20

9 62 Different Partners Select Big Pharma Select Biotech Select Spec Pharma Select Generic Diverse Portfolio Among Drug Companies Biotech, 43% Big Pharma, 34% Generic, 14% Spec Pharma, 9%

10 • Portfolio remains diversified across development stages • 62 different partners • Over 70% of programs in clinical development or later The “Shots-on-Goal” Portfolio is Advancing Over 100 Partnered Programs >27 >41 15 9 7 Phase 3/NDA Marketed Phase 2 Phase 1 Preclinical

• We estimate our partners will spend over $1.1 billion in 2015 on R&D to advance our programs: — 13 Phase 3 trials — 38 Phase 2 trials — 58 Phase 1 trials — 2 Phase 4 trials — 14 preclinical programs — Manufacturing scale-up — Regulatory filing fees Fully-funded Partnerships Driving Growth 11

Others 3% Metabolic 8% Infectious 9% Inflammation 14% Oncology 41% Cardiology 4% Blood 8% Ophthalmology 4% CNS 9% Portfolio is Balanced by Indications Distribution among essentially all major disease categories 12

13 Ligand’s Virtual Operations 19-person internal team focuses on: • Drug research and development • Licensing, acquiring and integrating assets/companies • Collaboration management and customer service Supported By: Chemistry Scale-up Manufacturing Contract Services

14 • Drive R&D to earliest inflection point for partnering • Focus on developing strong inventions and data, generating patents then partnering ― Leverage ripening science and changing medical landscape • Deals generally structured to maximize back-end economics Ligand’s R&D Model

Potential Launch 15 R&D: Ligand’s Productivity over Past Year • 12 presentations at medical or scientific conferences • Completed clinical trial and one currently in progress • 2 new R&D collaborations with Omthera and TG Therapeutics • Developed novel LTP Technology Platform • Major IP expansion over the last year – 59 divisional patent filings – 40 patent issuances – 10 new invention patent filings

Technology and Novel R&D Drive Deal Making Potential Launch 16 Oral Lasofoxifene for Low-T Clinical Significant clinical database leveraged for potential new use Our Platform Technologies Our Novel R&D LTP Technology™ Glucagon Receptor Antagonist Program for Diabetes Phase 1 Positive Phase 1 data showing robust effects after single dose Change in fasting glucose (24 hr post dose) Pl ac eb o 2 m g 10 m g 40 m g 12 0 m g 24 0 m g 48 0 m g -15 -10 -5 0 5 10 MeanSEM  F as ti n g G lu co se ( m g /d L ) Change in fasting glucose diabetic subjects (24 hr post dose) Pl ac eb o 40 m g -80 -60 -40 -20 0 20 MeanSEM  F as ti n g G lu co se ( m g /d L ) Solving solubility and stability challenges Selectively delivering broad range of pharmaceutical agents to the liver Oral GCSF Preclinical Leveraging our technology and heritage in small molecule discovery

Accelerating Projected Revenue Growth $0 $30 $60 $90 $120 $150 2011 2012 2013 2014 2015 2016 2017 • Growth due to: – New products launched – Growth in existing brands – Higher royalties 17 $ m ill io n s

18 $ bi lli o n s $ bi lli o n s High Low Average Sales figures converted from GBP to USD Conversion rate = 1.68 9 GSK/NOVN covering analysts reports as of 10/24/14 $0.0 $0.2 $0.4 $0.6 $0.8 2015 2016 2017 2018 2019 2020 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 2015 2016 2017 2018 2019 2020 17 AMGN covering analysts reports as of 10/28/14 Revenue Outlook for Two Blockbusters Sell-Side Analyst Projections

19 Projected Total Underlying Revenue upon which Ligand’s Royalties are Based $ B ill ion s $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 2014 2015 2016 2017 • Total underlying product revenue for Ligand’s programs projected to exceed $2.7 billion in 2017 • Ligand earns a blended average royalty of between 3% to 4% on its royalty- bearing revenue

20 Historical and Projected Operating Expenses $0 $10 $20 $30 $40 $50 2011 2012 2013 2014 2015 2016 2017 Cash Operating Expenses Actual Outlook Est. • Operating expenses flat past four years • Expense levels projected to remain similar next few years $ M ill ion s

21 Ligand’s Cash-Generating Power Becoming Increasingly Clear $0 $30 $60 $90 $120 $150 2011 2012 2013 2014 2015 2016 2017 Revenue Cash Expenses Actual Outlook Est. • Strong revenue growth • Operating expense levels projected to remain similar the next few years • Significant increase in cash-flow projected $ Mil lio n s

Accelerating Projected Non-GAAP EPS Growth $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 2011 2012 2013 2014 2015 2016 2017 • Growth due to: – Higher revenues – High gross margins – Low and flat expenses – Lean share count 22

Cash and Profit Margins Expanding 23 Actual 2013 Forecast 2014 Projected 2015 Gross Margin 88% 85% 85% Adjusted Cash- Flow Margin* 48% 52% 60% Adjusted Profit Margin* 43% 50% 55% • Gross margin expected to be consistent • Adjusted cash-flow and profit margins projected to grow *Adjusted to exclude non-cash expense items such as SBC, CVRs, debt expense, etc. (profit is non-GAAP profit)

Exceptional EPS Leverage Due to High Operating Margins and Low Share Count 24 Share Count Hypothetical Royalty Revenue for $1.00 Pretax EPS Product Sales for $1.00 Pretax EPS* Pfizer 6.3 billion $6.3 billion $12.6 billion Celgene 800 million $800 million $1.6 billion Jazz 60 million $60 million $120 million Ligand 20 million $20 million • $20 million of royalty revenue is a major financial driver for Ligand • Every $20 million of royalty revenue is approximately $1.00 pretax EPS *Assumes 50% profit margin on product sales

Distribution of over 100 Fully Funded Programs 25 > $30 million < $10 million $10 million - $30 million Estimated Annual Peak Revenue Potential to Ligand 30% 20% 50%

Partner Program (Therapy Area) Stage Royalty Rate Potential Launch Peak Potential Revenue Range to Ligand CE- Melphalan (Oncology) NDA In range of 15-25% 2015 > $30 M Delafloxacin IV (Infection) Phase 3 Undisclosed 2016 > $40 M MK-8931 (Alzheimer’s Disease) Phase 3 Undisclosed 2018 > $100 M Sparsentan (FSGS - Kidney Disease) Phase 2 9% 2017 > $70 M SAGE-547 (Neurology) Phase 2 Undisclosed 2017 > $40 M IRAK-4 (Oncology) Preclinical 6.0-9.5% 2019 > $50 M 26 The Big Six: Major Pipeline Assets

27 • High annual revenue growth projected for next three years — 2015: $81 - $83 million — 2016: > $107 million — 2017: > $146 million • Low annual cash expenses of approximately $20 to $22 million per year • Strong earnings per share growth projected next three years — 2015: $2.14 - $2.18 — 2016: > $3.20 — 2017: > $4.65 Three-Year Financial Outlook EPS outlook based on non-GAAP EPS (excludes CVRs, investments owed to licensors, non-cash stock-based comp, non-cash debt costs)

Major Pipeline Programs Matt Foehr

• Certain portfolio assets stand above others • They do so as a result of a mixture of factors, including: — Market size or therapy area addressed — Upcoming potential milestone events — Royalty rate or specifics of deal economics The Big Six: Major Pipeline Assets 29

Partner Program (Therapy Area) Stage Royalty Rate Potential Launch Peak Potential Revenue Range to Ligand CE- Melphalan (Oncology) NDA In range of 15-25% 2015 > $30 M Delafloxacin IV (Infection) Phase 3 Undisclosed 2016 > $40 M MK-8931 (Alzheimer’s Disease) Phase 3 Undisclosed 2018 > $100 M Sparsentan (FSGS - Kidney Disease) Phase 2 9% 2017 > $70 M SAGE-547 (Neurology) Phase 2 Undisclosed 2017 > $40 M IRAK-4 (Oncology) Preclinical 6.0-9.5% 2019 > $50 M 30 The Big Six: Major Pipeline Assets

• Captisol-enabled formulation of chemotherapy drug used for stem cell transplant conditioning in multiple myeloma • Partnership signed with Spectrum Pharmaceuticals in 2013 ― Royalty in range of 15-25% of potential net sales ― Over $50 M in potential milestones • Successful pivotal trial data announced in April, profile could lead to rapid adoption • NDA estimated to be submitted by year-end • Potential approval in 2015 31 Spectrum: Captisol-enabled Melphalan Opportunity Product well-matched with Spectrum’s sales infrastructure

Opportunity Late-stage clinical asset targeted at large market with evolving and unmet medical needs • Recently completed Phase 3 study of acute bacterial skin and skin structure infections (ABSSI) caused by MRSA ― Multicenter 660 patient trial • Delafloxacin has consistently demonstrated a favorable safety profile and does not further compromise the patient, unlike other fluoroquinolones • FDA designated Qualified Infectious Disease Product (QDIP) for ABSSI and community-acquired bacterial pneumonia (CABP) ― Enables 5 years of market exclusivity, Priority Review and Fast Track eligibility • Medically important and growing market, new antibiotics are urgently needed • MRSA market alone grew to $2 B in US in 2013 32 Melinta Therapeutics: Delafloxacin IV Reference IMS Health

Merck: MK-8931 • MK-8931 is an oral beta-secretase (BACE1) inhibitor, for potential treatment of Alzheimer's disease (AD) • Two Phase 3 trials underway to assess the safety and efficacy of MK-8931 in patients with mild-to- moderate AD • Merck has the leading position in the BACE- inhibition field, which includes AstraZeneca/Lilly, Eisai, Boehringer Ingelheim • Royalty to Ligand on potential future net sales 33 Opportunity Latest-stage, most promising potential therapy in area of largest unmet medical need ― First BACE1 inhibitor demonstrated to lower β- amyloid in the cerebral spinal fluid of people with AD

Retrophin: Sparsentan

- Dual-acting endothelin receptor antagonist and angiotensin receptor blocker being developed for Focal Segmental Glomerulosclerosis (FSGS)
- Leveraging significant previous development in hypertension, Retrophin pursuing important new indication
  - FSGS, a rare kidney disease with ~50,000 US patients, no FDA-approved therapies
- Phase 2, potentially pivotal, DUET study expected to complete enrollment by end of 2015
- Retrophin projects potential peak sales over $1 B
- Meaningful economics to Ligand – 9% royalty on net sales, over $75 M future potential milestones

Retrophin

Opportunity

Near-term value and long-term upside via well-timed and creative licensing deal

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Ligand

• Sage’s lead program in Super-Refractory Status Epilepticus (SRSE), an acute, Orphan disease 35 SAGE Therapeutics: SAGE-547 • Positive top-line Phase 1/2 data reported last week — Overall response rate of 73% with no drug-related SAEs • Orphan Designation granted in April 2014 • Fast Track Designation granted in July 2014 • Anticipate initiating pivotal trial in first half of 2015 • Could meet significant unmet medical need – with high cost of care (~$300 K+) • Has potential to dramatically improve therapeutic approach for patients with SRSE Reference Sage disclosures, August 2014 Corporate Overview Opportunity Well-funded and experienced team advancing programs with validated targets and accelerated development timelines

Opportunity Pre-clinical asset partnership that positions asset for upside associated with potential treatment synergies • Ligand had been developing orally-bioavailable inhibitors of Interleukin-1 Receptor Associated Kinase-4 to preclinical proof-of-concept stage ― Significant needs in oncology and inflammatory conditions • Executed IRAK-4 deal in June with specialty oncology player with track record of successful clinical proof-of- concept of novel actives • Opportunity for treatment synergies for IRAK-4 with TG’s other clinical-stage pipeline assets ― Anti-CD-20 and PI3K delta inhibitor • Ligand recently entered into research collaboration agreement with TG in support of the program • 6.0% to 9.5% tiered royalty on net sales • $208 million of potential milestones payments 36 TG Therapeutics: IRAK-4

Program Year (Therapy Area) 2015 2016 2017 CE- Melphalan (Oncology) Approval Launch Delafloxacin IV (Infection) Phase 3 Data Approval/Launch MK-8931 (Alzheimer’s Disease) Phase 3 Data Sparsentan (FSGS - Kidney Disease) Enrollment Completion Phase 2 (Potentially Pivotal) Data SAGE-547 (Neurology) Pivotal Initiation IRAK-4 (Oncology) Clinical Start Clinical Data The Big Six: Major Potential Events 37

• Unique, cutting-edge science • Major news catalysts over the next 6 to 24 months • Each has the potential to add significantly to Ligand’s top and bottom line • More potential programs could move into the Big Six Hallmarks of The Big Six 38

Major Commercial Assets

Promacta®

41 • Oral medicine that boosts platelets to treat thrombocytopenia • Currently marketed by GSK, to transition to Novartis in 2015 • Long patent protection, Orange Book patent expiration in 2027 • Potential for major label expansion — Over 25 active clinical trials — Recent/upcoming data and events in: MDS, AML, CLL and Aplastic Anemia • Tiered royalty rates of 4.7% to 9.4% Promacta®

• Similar to anemia and neutropenia, thrombocytopenia is made up of a number of “sub-markets” in which medical need is real, life-threatening and unmet • Four different areas create this growth opportunity: ITP HCV ORT Idiopathic Thrombocytopenia Thrombocytopenia Induced by Hepatitis C Oncology Related Thrombocytopenia 42 Promacta®: Pillars of Future Growth Aplastic Anemia 95 Countries Recently filed in the EU Pediatric ITP filings planned for year-end 51 Countries Global filing and launch investment Major clinical investment ongoing: MDS, AML, CLL, CIT, others AA Currently Approved Indications Ongoing Development New Markets 1 Country

43 • Steroids, platelet transfusion, splenectomy all create significant treatment challenges • Pediatrics account for half of new diagnoses per year • Initially launched for ITP indication in 2009, now marketed in 95 countries • Continued market share growth quarterly Promacta®: ITP • Idiopathic Thrombocytopenia (ITP) is an autoimmune disease characterized by low platelet count, rash and significant risk of bleeding

Promacta®: Thrombocytopenia in Hepatitis C

- Thrombocytopenia exhibited in sickest sub-set of HCV patients
- Despite dramatic landscape shifts, there is a role for platelet generation in the sickest Hepatitis C patients
    - End-stage Hepatitis C patients are **cirrhotic** → liver so diseased it produces low platelets and supportive care necessary to reduce bleeding risks
    - While US poised for approval of new drugs, other markets are years behind and treatment approach may evolve differently



Healthy Human Liver
Cirrhotic HCV-infected Human Liver

- If only 0.01% of global HCV patient population (~17,000) receive Promacta, the annual Promacta Hepatitis C revenue could potentially be approximately $350 million
- Indication first launched in 2013, now in 51 countries, with more expected

Ligand

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Promacta®: Aplastic Anemia

- Serious, rare disease where bone marrow does not produce enough new cells - patients have low red cell, white cells and platelets
- ~7,000 new cases of AA diagnosed each year[1]
- Indication first launched in the US in 2014, now filed in the EU


The New England Journal of Medicine

- Data published in *New England Journal of Medicine* demonstrated Promacta's use beyond supportive care
  - Viewed as a transformative advancement in the treatment of AA

Dr. Danielle Townsley
Sr. Clinical Fellow - NIH
Major Medical Breakthrough
*"I was in the clinic the day we noticed that **this drug was doing something absolutely phenomenal**."*

Dr. Judith Marsh
Professor, King's College-London, UK
Excitement in the Field
*"**Very exciting development** in the field of aplastic anemia"*

[1]American Cancer Society, 2013 and Marrow Forums, 2013

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Ligand

$ m ill ion s GSK reported quarterly sales. Figures converted from GBP to USD 46 2011 Promacta®: Regional Quarterly Revenue $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 Q1 Q2Q3Q4Q1 Q2Q3Q4Q1 Q2Q3Q4Q1 Q2Q3 ROW EU US 2012 2013 2014 ROW 22% EU 39% US 40% TOTAL 34% Expected strong growth of LGND royalties — New territories being added — New indications being pursued — Higher royalties on higher sales Double-digit growth year- over-year in all geographies1 1Growth calculations 2014 vs. 2013

Promacta: Oncology-Related Thrombocytopenia

Cancers of the Blood

Myelodysplastic Syndromes (MDS)

Severe cytopenia, patients need frequent transfusions

Excess bleeding results in major complications or death for nearly 25% of patients[1]

~19,000 new diagnoses in US each year[2]

Global Phase 3 studies in progress

Acute Myeloid Leukemia (AML)

Fast-progressing cancer of the blood

Abnormal red blood cells and platelets can quickly crowd out normal cells

~14,500 new diagnoses in US each year[2]

Clinically, Promacta shown to increase platelets and pre-clinically, inhibits leukemia growth

Chronic Lymphocytic Leukemia (CLL)

Slow-progressing cancer

Focused in white blood cells

~16,000 new diagnoses in US each year[2]

Clinical data in CLL indicates 80% response rate in CLL-associated ITP, 55% overall response rate

[1] *Expert Opinion:* Thrombocytopenia & Myelodysplastic Syndrome medscape.org/viewarticle/565023
[2] National Cancer Institute, SEER Cancer Review, 2012

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Ligand

$0 $100 $200 $300 $400 $500 $600 $700 $800 2015 2016 2017 2018 2019 2020 48 Promacta® Projections: GSK/NVS Analysts Annual Revenue Projections $ mi lli on s High Low Average Sales figures converted from GBP to USD Conversion rate : £1 = $1.68 9 GSK/NOVN covering analysts reporting as of 10/24/14

GSK and Novartis: Business Unit Profiles1 Novartis has a premier oncology business, much larger than GSK’s; Promacta® expected to become part of Novartis in 2015 Number of Oncology Employees Countries with Unit Presence 1,300 70 8,000 85 Oncology Sales Force(s) Heme-Onc Oncology NMEs in Development 9 25 8+ specialized units 2013 Total Revenue 2013 Oncology Revenue $41.6 B $ 1.5 B $57.9 B $11.2 B 1 GSK and Novartis company disclosures relating to revenue, pipeline and business unit structures; GSK.com, Novartis.com 49

Kyprolis®

51 • 3rd-line treatment for multiple myeloma (MM) in the US • Amgen announced plans for global regulatory filings following outcomes of ASPIRE and FOCUS trials Kyprolis® • ASPIRE Phase 3 trial in relapsed MM met its primary endpoint and helped patients live 8.7 months longer • Major investment by Amgen, focused on further expansion label — Relapsed: Phase 3 (ENDEAVOR) — Front-Line: Phase 3 (CLARION) • Global MM market is projected to exceed $14 B by 2018 • Royalty rates of 1.5% to 3.0% ASPIRE DATA Dr. Pablo Cagnoni President - Onyx, An Amgen Company “This progression-free survival and this efficacy have the potential to establish Kyprolis as a best-in-class proteosome inhibitor and make Kyprolis a blockbuster drug.

$0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 2015 2016 2017 2018 2019 2020 52 Kyprolis® Projections: AMGN Analysts Annual Revenue Projections $ bi lli on s High Low Average 17 AMGN covering analysts reporting as of 10/28/14

Duavee™

54 • Combo of Bazedoxifene (SERM) and Premarin®, partnered globally with Pfizer • For treatment of moderate-to-severe vasomotor symptoms (hot flashes) associated with menopause and the prevention of postmenopausal osteoporosis • US launched in 2014, European action expected prior to year-end • Ligand potential royalties: DUAVEE™ — $1 billion annual revenue = $11 million annual royalty — $2 billion annual revenue = $36 million annual royalty

55 • Hormone replacement therapy was once a $4 billion category • Number of women in the US with postmenopausal symptoms expected to exceed 50 million by 20201,2 • Significant market expansion potential as 7 out of 10 postmenopausal women are untreated, and most women (62%) have not even had discussion with their provider3 DUAVEE™ 1 The North American Menopause Society. Menopause Guidebook. 2006;6. 2 Howden LM. “Age and Sex Composition: 2010.” 2010 Census Briefs. May 2010. 3 Endocrine Society 2012 Survey, www.menopause.org, www.hormone.org Treated Untreated • Pfizer launched direct-to-consumer campaign in September

56 • Tune In To Menopause™ campaign features award-winning actress Kim Cattrall of Sex and the City DUAVEE™

0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 Jan Feb Mar Apr May Jun Jul Aug Sept Oct 57 DUAVEE™: U.S. Monthly Prescriptions Source: Bloomberg/Symphony Health • Significant prescription growth since launch • Tune In to Menopause™ campaign launched in September

Novel R&D: Glucagon Receptor Antagonist

• Novel, highly potent, oral GCGR antagonist for treatment of type 2 diabetes completed first Phase 1 trial in June, second trial recently initiated — One of Ligand’s most promising un-partnered assets with potential best-in-class properties • Diabetes market is expected to double to $60 billion by 20201 — Combo therapy highly prevalent and necessary to optimize management of disease — Creates significant opportunity for novel treatment mechanisms 59 Novel R&D: Glucagon Receptor Antagonist LGD-6972 for Diabetes 1 Brinson Patrick report 12/3/12; SunTrust report 6/25/13

Existing Class Product Profile GCGR Advantage DPP-IV Inhibitors Modest reduction of plasma glucose Higher glucose reduction GLP-1 Agonists Only available as injectables Oral SGLT-2 Inhibitors Contraindicated for renally impaired patients Spares kidney • Product profile and recent clinical data suggest significant market advantages for a safe, highly potent, oral GCGR antagonist as compared to existing classes of new mechanisms 60 Novel R&D: Glucagon Receptor Antagonist Advantages of Potent GCGR Antagonist

Novel R&D: Glucagon Receptor Antagonist Positive Phase 1 Clinical Data for LGD-6972 61 Change in fasting glucose (24 hr post dose) Pl ac eb o 2 m g 10 m g 40 m g 12 0 m g 24 0 m g 48 0 m g -15 -10 -5 0 5 10 MeanSEM  F as ti n g G lu co se ( m g /d L ) Change in fasting glucose diabetic subjects (24 hr post dose) Pl ac eb o 40 m g -80 -60 -40 -20 0 20 MeanSEM F as ti n g G lu co se ( m g /d L ) • Positive clinical data presented in June • Excellent safety profile • Dose-dependent decreases in fasting plasma glucose in normals • Robust decreases in glucose in type 2 diabetics after a single dose • Recent scientific ripening of the field, glucagon receptor antagonism widely seen as one of the most promising novel approaches to treatment of diabetes • Multi-dose trial in progress, data expected in Q2 2015

Leadership JD Pipkin, PhD – VP, New Product Development 63 • Joined CyDex in 2001 ‒ Technical and product development assistance ‒ Formulation development ‒ New applications development (e.g., orals, topicals) ‒ CMC / Development Operations for internal programs • BA, MS and PhD (Univ. of Kansas) — PhD with Prof. Valentino Stella, a Captisol product co-inventor • 30+ years in pharma including senior roles at Oread, Merck and Squibb • Viewed as global cyclodextrins expert

Leadership Vince Antle, PhD – VP, Technical Operations and Quality 64 • Joined CyDex in 2005 ‒ Operations, Quality Assurance, Distribution ‒ Technical/Process Development ‒ Management of contract manufacturing ‒ IP development ‒ Drug Master File Management • BA (Univ. of Minnesota), PhD - Med. Chem. (Univ. of Cincinnati) • Previous technical and quality leadership roles at EaglePicher, MDS PanLabs, ChemSyn Science Labs

Platform Technology with Four Critical Components Excipient Cyclodextrin designed to maximize safety and improve solubility, stability, bioavailability or lessen the volatility, irritation, smell or taste of drugs Supply & Technical Service Drug Master File Vast safety and clinical database with more than 145 studies maintained with FDA Patents Issued in the US through 2029 and in Europe through 2025, with additional intellectual property granted and pending 66 Multi-metric ton cGMP supply chain using highest- quality partner and pharmaceutical standards

67

68 Adapted from Williams, et al., 2013. Pharmacological Reviews Conventional Enabling Solubilizing Strategies Formulation Hierarchy for Poorly Water-Soluble Drugs • Simple isotonic solutions • pH-adjusted solutions • Co-solvents (potentially bring toxicities) • Surfactants (potentially bring toxicities) • Captisol® • Complexation agents (+ pH and surfactants) • Lipid emulsions • Nano-milled drug crystals/particle engineering • Liposomes, polymeric or lipid nanoparticles

Supply Chain Distribution Sites 69

Supply Chain Locations Worldwide New Jersey, USA Cork, Ireland Loures, Portugal Macau, China Taizhou, China 70

Manufacturing “Quality is more than a set of rules – it’s a state of mind” Quality Capacity Capability Innovation • Specialize in solving complex manufacturing problems • Clean inspection history • No FDA warning letters, regular audits • Utilizing patent-protected Captisol® process since 2004 • Hectoton Captisol® capacity • Five FDA-inspected sites globally • State-of-the-art technologies (QbD, PAT, etc.) 71

• Captisol® purity is crucial when a formulation uses 50 fold that of an active Quality & Purity Illustrative Proportional Quantity of Captisol-to-API 60 mg 3,000 mg Captisol API 72

Specifications Testing is Similar to an API 73

Inbound Inquires 74 • Questions range formulation, analytical, scale-up, regulatory, safety, trouble-shooting and intellectual property Information Requests 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000 50,000 2012 2013 Captisol.com Website Visits 0 100 200 300 400 500 600 700 2012 2013

New Inbound Sample Requests 75 Same period (Jan -Oct) for all years 0 100 200 300 400 500 2010 2011 2012 2013 2014 • Inbound sample requests have more than doubled since acquisition of Captisol, and continue to increase Acquired Technology

Stage of Development Routes of Administration 76 Visibility

73% 6% 11% 10% Ophthalmic Oral SubQ, IM, Nasal Intravenous Routes of Administration of Captisol® Partnerships -Enabled™ Pipeline Moving Beyond IV 77

Financial Overview and Outlook Nishan de Silva

$0 $20 $40 $60 $80 $100 $120 $140 $160 2013 2014 2015 2016 2017 License and other Material Sales Royalties Projected Revenue Composition $49 $64-$66 $81-$83 $ m ill io n s 80 >$146 >$107

2015 – 2017 Revenue Buildup • Royalty revenue: — Derived from sell-side research analysis, analyst projections and management estimates • Captisol sales: — Projected to be between $25 and $35 million per year • License/milestones: — Projected to be between $10 and $20 million per year based on potential milestones for existing deals 81

82 Royalties • Most royalties have escalating royalty rates based on higher sales • Escalating rates reset annually • Royalties paid on a 1-quarter lag • Q2 typically lowest quarter of the year for royalty revenue Captisol • Clinical orders based on size and timing of trial initiation • Commercial/large orders often placed in Q4 Licensing Fees • Based on milestone achievement and upfront fees for new deals Quarterly Revenue Patterns

83 2015 - 2017 Royalty and milestone gross margin 100% Captisol material sales gross margin ~55% Gross margin including all revenue 85% - 90% Cash operating expense $20 - 22M Fully-diluted share count ~21M, increasing ~0.2M/year Tax rate <5% General Assumptions

40% 50% 10% Company Operations Facilities, insurance, taxes and administrative expenses 2015 Projected Cost Structure • Annual cash costs of ~$20 million • Efficient cost structure that supports activities to further expand the “Shots-on-Goal” portfolio Pipeline Costs Research & development, business development and patent costs Public Company Costs Audit, public filing costs, legal and D&O insurance 84

2014 2015 2016 2017 2018 2019 2020 Cash: $0.7 $1.8 $1.8 $1.8 $1.8 $1.1 $0.0 Non-Cash: Debt Discount Amortization (1) 3.4 9.5 10.1 10.7 11.4 7.5 0.0 Issuance Cost Amortization (2) 0.3 0.8 0.9 0.9 1.0 0.6 0.0 Total Expense $4.4 $12.1 $12.8 $13.5 $14.2 $9.3 $0.0 (1) Amortization of accounting estimate of value of equity aspect of convertible note (2) Amortization of costs associated with note issuance In 2020 debt costs are zero 85 Cash interest expense represents approximately one- seventh of annual convertible debt expense charges Convertible Debt Interest Expense

86 • Four items excluded from GAAP EPS to derive non-GAAP EPS: Item Rationale Change in contingent liabilities • Non-cash adjustment in fair value of CVRs • Based partly on market values – unknowable in advance Mark-to-market adjustment for investments owed to licensors • Non-cash adjustment based on market value of certain marketable securities at end of period – unknowable in advance Stock-based compensation expense • Non-cash expense based on Black-Scholes valuation of option grants • Fixed at time of grants, based on stock price and volatility – unknowable in advance Non-cash debt-related costs • Comprised of two non-cash items: interest expense for accounting purposes and debt amortization costs • Unrelated to cash interest expense owed Non-GAAP EPS more closely aligned with cash profits Non-GAAP EPS

• High annual revenue growth projected for next three years — 2015: $81 - $83 million — 2016: > $107 million — 2017: >$146 million • Low annual cash expenses of $20 - $22 million per year • Significant earnings per share growth projected next three years — 2015: $2.14 - $2.18 — 2016: >$3.20 — 2017: >$4.65 EPS outlook based on non-GAAP EPS (excludes CVRs, investments owed to licensors, stock-based comp, non-cash debt related costs) 87 Three-Year Financial Outlook

Tax Assets • Ligand has three types of tax assets — Net operating loss carryforwards (NOLs) — Tax credits — Future tax deductions • Based on current tax analysis, Ligand’s projected gross tax assets are $778 million 88

Summary of Tax Assets • NOLs: — $547 million of federal NOLs (~$500 million unrestricted) — $165 million of state NOLs • Tax credits: — $24 million of federal R&D tax credits — $19 million of state R&D tax credits • Future deductions: — $55 million of future federal NOLs (capitalized R&D) Based on current outlook, we expect to utilize the majority of our tax assets over the next 5 years 89

Projected Tax Expense

- Ligand currently has a full "valuation allowance" against its deferred $241 million tax assets
  - Until "valuation allowance" is released, annual book tax expense is equal to ~$0.4 million plus actual taxes paid
- Upon reaching consistent, multi-year profitability, Ligand will release the "valuation allowance" and record a tax benefit of approximately $241 million
  - Subsequent to the release of the "valuation allowance", annual book expense will be equal to taxable income multiplied by the statutory rate (~38%)
  - Actual tax payments expected to be < 5% of pretax income

For Illustration Purposes

	2015	2016	2017	2018
Book tax rate	5%	-613%**	38%	38%
Taxes paid rate*	<5%	<5%	<5%	<5%

** Assumes no future section 382 ownership changes to limit NOL use*
*** Reflects release of the valuation allowance*

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Calendar of Potential Events

Potential Milestones for Ligand and Partners in Coming Quarters

Data

LGD-6972 Multiple Dose Trial
Ligand

SAGE-547 SRSE Data
Sage Therapeutics

MM-121 Breast Cancer Phase 2
Merrimack

Delafloxacin IV Phase 3
Melinta

Progression

CE-Melph NDA Submission
Spectrum

VK0612 Phase 2b Start
Viking Therapeutics

IV-Topi Phase 2 Start
CURx Pharmaceuticals

NS-2 Phase 2 Start
Aldeyra Therapeutics

Promacta Pediatric ITP Filings
GSK

Kyprolis Global Filings
Amgen

Approvals

Duavee EU Action
Pfizer

Carbella US Action
Lundbeck

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2015 and Beyond Analyst Day New York - November 18, 2014 NASDAQ: LGND